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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


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        Date of Report (Date of earliest event reported): JULY 11, 2002



                          BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)



         DELAWARE                    000-22433                 75-2692967
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)



                            6300 BRIDGEPOINT PARKWAY
                            BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS 78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (512) 427-3300


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ITEM 5.  OTHER  EVENTS.

     On July 11, 2002, the Registrant issued a press release announcing the successful completion of its Providence Field confirmation well and a West Texas Fusselman Discovery. The full text of the press release which is set forth in
Exhibit 99.1 hereto, is filed and incorporated in this Report as if fully set forth herein.


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ITEM 7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

        (c)    Exhibits

                      Item               Exhibit
                      ----               -------

                      99.1*              Press Release dated
                                         July 11, 2002.



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*    filed  herewith.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BRIGHAM EXPLORATION COMPANY



Date:     July 15, 2002                 By:  /s/  Eugene B. Shepherd, Jr
                                             ---------------------------
                                             Eugene B. Shepherd, Jr.
                                             Chief Financial Officer


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                                INDEX TO EXHIBITS

                   Item  Number               Exhibit
                   ------------               -------

                   99.1*                   Press Release dated
                                           July 11, 2002.


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